S1 Corporation Reports Second Quarter 2007 Results

                  Revenues increased 13% with GAAP EPS of $0.08

         Increases full year guidance and stock repurchase authorization

      NORCROSS, Ga., Aug. 9 /PRNewswire-FirstCall/ -- S1 Corporation (Nasdaq:
SONE), a leading global provider of customer interaction financial and payment solutions, today announced financial results for the three and six months ended June 30, 2007.

    -- Revenue for the second quarter of 2007 was $52.6 million, compared to $46.7 million in the second quarter of 2006, a 13 percent increase. For the six months ended June 30, 2007, revenue increased 11 percent to $100.2 million from $90.2 million in 2006.

    -- GAAP earnings per share of $0.08 for the second quarter of 2007 was an $0.11 improvement over the $0.03 loss per share in the second quarter of 2006. These figures include stock based compensation expense of $3.1 million and $1.2 million in the second quarter of 2007 and 2006, respectively.

    -- EBITDA for the second quarter of 2007 was $7.7 million, compared to $1.3 million in the second quarter of 2006. For the six months ended June 30, 2007, EBITDA was $13.1 million compared to $2.7 million for the six months ended June 30, 2006. EBITDA is described and reconciled to our GAAP income from continuing operations below.(1)

    -- Software license revenue includes subscription revenue of $1.8 million and $0.5 million for the three months ended June 30, 2007 and 2006, respectively. For the six months ended June 30, 2007 and 2006, software license revenue includes subscription revenue of $3.6 million and $1.1 million, respectively.

    -- The Board of Directors approved a $20.0 million increase to the Company's stock repurchase program, bringing the total authorization to $50.0 million, under which S1 may repurchase shares of its common stock from time to time in open market and privately negotiated transactions as market and business conditions warrant. The Company repurchased 1.9 million shares of its common stock for a total cost of $15.0 million during the three months ended June 30, 2007.

    -- The Company increased GAAP earnings per share guidance for the full year
       2007 to $0.26 - $0.29 and now estimates full year 2007 revenue to be in the range of $202 - $206 million. Full year GAAP earnings per share guidance includes stock based compensation expense of approximately $11 million.

    "I am very pleased with our second quarter performance," said Johann Dreyer, Chief Executive Officer of S1. "We posted strong year-over-year growth in both revenue and net income as we continued to execute effectively against our business plan. Our change in guidance reflects our continued optimism about the prospects for the Company."

    (1) EBITDA Reconciliation

    For the three months ended June 30, 2007

                                   Enterprise      Postilion       Total

    EBITDA                           $3,715          $3,983        $7,698
    Depreciation                     (1,142)           (595)       (1,737)
    Amortization                       (127)           (821)         (948)
                                    --------        --------      --------
          Operating income           $2,446          $2,567        $5,013
    Interest income, net                                              848
    Income tax expense                                               (784)
                                                                  --------
    Income from continuing operations                              $4,949
                                                                  ========

    For the six months ended June 30, 2007

                                   Enterprise      Postilion       Total

    EBITDA                           $6,200          $6,947       $13,147
    Depreciation                     (2,361)         (1,210)       (3,571)
    Amortization                       (409)         (1,685)       (2,094)
                                    --------        --------      --------
          Operating income          $ 3,430          $4,052        $7,482
    Interest income, net                                            1,655
    Income tax expense                                             (1,221)
                                                                  --------
    Income from continuing operations                              $7,916
                                                                  ========

                    See tables 4, 5 and 6 for reconciliations of EBITDA

    This press release includes references to EBITDA, a non-GAAP financial measure, the most directly comparable GAAP equivalent of which is net income
(loss). EBITDA excludes depreciation and amortization, income taxes, and net interest income. A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure is detailed in the Reconciliation of GAAP to non-GAAP financial measures above. We believe that presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. Stock based compensation costs are included in our reported EBITDA which are presented in tables 4, 5 and 6.

    We believe that excluding depreciation and amortization provides supplemental information and an alternative presentation useful to investors' understanding of the Company's core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but they are also based on management estimates of remaining useful lives.

    Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measure provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial measure should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

    Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial measures. We urge investors not to consider non-GAAP financial measures as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP. Our non-GAAP financial measure may be different from such measures used by other companies.

    We define EBITDA as Income (loss) from continuing operations less net interest income, plus income taxes, depreciation, and amortization of goodwill and other purchased intangibles. EBITDA is not a measure of liquidity calculated in accordance with accounting principles generally accepted in the United States, and should be viewed as a supplement to -- not a substitute for -- our results of operations presented on the basis of accounting principles generally accepted in the United States. EBITDA does not purport to represent cash flow provided by, or used in, operating activities as defined by accounting principles generally accepted in the United States. Our statement of cash flows presents our cash flow activity in accordance with accounting principles generally accepted in the United States. Furthermore, EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

    We believe EBITDA is used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.

    Our management uses EBITDA: as a measure of operating performance to assist in comparing performance from period to period on a consistent basis; as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the board of directors, stockholders, analysts and investors concerning our financial performance.

    A reconciliation of EBITDA to income (loss) from continuing operations, the most directly comparable GAAP measure, for each of the fiscal periods indicated is included herein.

    Conference Call Information

    Company management will host a conference call for interested parties to discuss its second quarter results on Thursday, August 9, 2007, at 8:30 a.m. EST. A webcast of the call will be available through the Company's website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available through August 23 on the Company's website.

    About S1

    S1 Corporation (NASDAQ: SONE) delivers customer interaction software for financial and payment services and offers unique solution sets for financial institutions, retailers, and processors. S1 employs over 1,400 people in operations throughout North America, Europe and Middle East, Africa, and Asia-Pacific regions. Worldwide, more than 3,000 customers use S1 software solutions, which are comprised of applications that address virtually every market segment and delivery channel. S1 partners with best-in-class organizations to provide flexible and extensible software solutions for its customers. Additional information about S1 is available at www.s1.com.

    Forward Looking Statements

    This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

                                 S1 Corporation
                      Consolidated Statements of Operations
                 (In thousands, except share and per share data)
                               (Unaudited) TABLE 1

                                 Three Months Ended         Six Months Ended
                               6/30/2006    6/30/2007    6/30/2006    6/30/2007
                               ----------   ----------   ----------   ----------
Revenues:
   Software licenses           $   6,369    $   7,755    $  12,412    $  13,517
   Support and
    maintenance                   11,197       11,227       21,854       21,702
   Professional services          16,950       21,681       31,571       41,113
   Data center                    11,911       11,730       23,497       23,430
   Other                             312          205          845          402
                               ----------   ----------   ----------   ----------
      Total revenues              46,739       52,598       90,179      100,164
                               ----------   ----------   ----------   ----------

Operating expenses:
   Cost of software licenses       1,062          940        2,092        1,832
   Cost of professional
    services, support and
    maintenance                   15,761       15,830       30,451       30,942
   Cost of data center             5,759        6,390       11,175       12,189
   Cost of other revenue             133          130          449          272
   Selling and marketing           6,683        7,767       12,558       15,165
   Product development             9,876        6,798       19,483       13,692
   General and
    administrative                 6,479        7,710       12,195       14,409
   Merger related and
    restructuring costs              549         --            882         --
   Depreciation                    1,971        1,737        3,723        3,571
   Amortization of other
    intangible assets                327          283          654          610
                               ----------   ----------   ----------   ----------
      Total operating
       expenses                   48,600       47,585       93,662       92,682
                               ----------   ----------   ----------   ----------
Operating (loss) income           (1,861)       5,013       (3,483)       7,482

Interest and other income,
 net                               1,040          784        2,249        1,655
Income tax expense                  (263)        (848)        (654)      (1,221)
                               ----------   ----------   ----------   ----------
(Loss) income from continuing
 operations, net of tax        $  (1,084)   $   4,949    $  (1,888)   $   7,916
Loss from discontinued
 operations                       (1,027)        --           (667)        --
                               ----------   ----------   ----------   ----------
Net (loss) income              $  (2,111)   $   4,949    $  (2,555)   $   7,916
                               ==========   ==========   ==========   ==========

Net (loss) income per share:
Basic:
Continuing operations          $   (0.02)   $    0.08    $   (0.03)   $    0.13
Discontinued operations            (0.01)        --          (0.01)        --
                               ----------   ----------   ----------   ----------
Net (loss) income              $   (0.03)   $    0.08    $   (0.04)   $    0.13
                               ==========   ==========   ==========   ==========

Diluted:
Continuing operations          $   (0.02)   $    0.08    $   (0.03)   $    0.13
Discontinued operations            (0.01)        --          (0.01)        --
                               ----------   ----------   ----------   ----------
Net (loss) income              $   (0.03)   $    0.08    $   (0.04)   $    0.13
                               ==========   ==========   ==========   ==========

Weighted average common
 shares outstanding -
 basic                         70,958,696   61,217,364   70,692,207   61,360,540
Weighted average common
 shares outstanding -
 diluted                              n/a   62,226,463          n/a   61,969,133

                                 S1 Corporation
                           Consolidated Balance Sheets
                 (In thousands, except share and per share data)
                                     TABLE 2

                                                                   (Unaudited)
                                                 December 31,        June 30,
                                                    2006               2007
                                                ------------      ------------
                          Assets
    Current assets:
       Cash and cash equivalents                   $69,612           $87,766
       Short-term investments                       21,392               -
       Accounts receivable, net                     53,371            49,411
       Prepaid expenses                              4,036             2,896
       Other current assets                          2,308             5,640
                                                ------------      ------------
          Total current assets                     150,719           145,713
       Property and equipment, net                  12,137            10,437
       Intangible assets, net                       12,903            10,809
       Goodwill, net                               125,300           125,033
       Other assets                                  6,746             6,541
                                                ------------      ------------
          Total assets                            $307,805          $298,533
                                                ============      ============

           Liabilities and Stockholders' Equity
    Current liabilities:
       Accounts payable                             $3,750            $2,340
       Accrued compensation and benefits             9,642            10,157
       Accrued restructuring                         9,092             6,467
       Accrued other expenses                       12,801            11,800
       Deferred revenues                            29,265            28,339
       Current portion of capital lease
        obligation                                   2,942             2,595
                                                ------------      ------------
          Total current liabilities                 67,492            61,698
       Other liabilities                            16,084            15,050
                                                ------------      ------------
          Total liabilities                         83,576            76,748
                                                ============      ============
    Stockholders' equity:
       Preferred stock                              10,000            10,000
       Common stock                                    613               601
       Additional paid-in capital                1,845,529         1,835,868
       Treasury stock                                  -                (871)
       Accumulated deficit                      (1,629,302)       (1,621,386)
       Accumulated other comprehensive
        income                                      (2,611)           (2,427)
                                                ------------      ------------
          Total stockholders' equity               224,229           221,785
                                                ------------      ------------
          Total liabilities and
           stockholders' equity                   $307,805          $298,533
                                                ============      ============

    Preferred shares issued and
     outstanding                                   749,064           749,064
    Common shares issued and outstanding        61,290,973        60,107,020
    Common shares held in treasury                     -             109,100

                                 S1 Corporation
                      Consolidated Statements of Cash Flows
                                 (In thousands)
                                   (Unaudited)
                                     TABLE 3

                                                       Six Months Ended
                                                   June 30,          June 30,
                                                     2006              2007
                                                ------------      ------------
    Cash flows from operating activities:
       Net (loss) income                           $(2,555)           $7,916
       Adjustments to reconcile net (loss)
        income to net cash provided by
        (used in) operating activities:
          Depreciation and amortization              6,479             5,665
          Gain on disposal of
           discontinued operations                    (554)              -
          Provision for doubtful accounts
           receivable and billing adjustments        1,918               994
          Stock based compensation expense           2,803             5,013
          Changes in assets and liabilities
             (Increase) decrease in accounts
              receivable                           (13,752)            2,947
             Decrease in prepaid expenses and
              other assets                            (320)           (1,969)
             Increase (decrease) in accounts
              payable                                  900            (1,429)
             Decrease in accrued expenses and
              other liabilities                     (9,725)           (5,555)
             Increase (decrease) in deferred
              revenues                              11,086              (666)
                                                ------------      ------------
                Net cash (used in) provided by
                 operating activities               (3,720)           12,916

                 Net cash (used in) provided by
                  investing activities              (6,223)           19,521

                 Net cash provided by (used in)
                  used in financing activities       4,018           (14,487)
    Effect of exchange rate changes on
     cash and cash equivalents                          44               204
                                                ------------      ------------
    Net (decrease) increase in cash and
     cash equivalents                               (5,881)           18,154
    Cash and cash equivalents at
     beginning of period                            85,108            69,612
                                                ------------      ------------
    Cash and cash equivalents at end of
     period                                        $79,227           $87,766
                                                ============      ============

                                 S1 Corporation
                      Consolidated Statements of Operations
                 (In thousands, except share and per share data)
                               (Unaudited) TABLE 4

                                             Three Months      Six Months
                                                Ended            Ended
                                            6/30/    6/30/   6/30/    6/30/
                                            2006     2007    2006     2007
                                          ---------------- -----------------
    Revenues:
       Software licenses                   $6,369  $7,755  $12,412  $13,517
       Support and maintenance             11,197  11,227   21,854   21,702
       Professional services               16,950  21,681   31,571   41,113
       Data center                         11,911  11,730   23,497   23,430
       Other                                  312     205      845      402
                                          ---------------- -----------------
          Total revenues                   46,739  52,598   90,179  100,164
                                          ---------------- -----------------
    Operating expenses:
       Cost of software licenses            1,062     940    2,092    1,832
       Cost of professional services,
        support and maintenance *          15,761  15,830   30,451   30,942
       Cost of data center *                5,759   6,390   11,175   12,189
       Cost of other revenue                  133     130      449      272
       Selling and marketing *              6,683   7,767   12,558   15,165
       Product development *                9,876   6,798   19,483   13,692
       General and administrative *         6,479   7,710   12,195   14,409
       Merger related and restructuring
        costs                                 549     -        882      -
       Depreciation                         1,971   1,737    3,723    3,571
       Amortization of other intangible
        assets                                327     283      654      610
                                          ---------------- -----------------
          Total operating expenses         48,600  47,585   93,662   92,682
                                          ---------------- -----------------

    Operating (loss) income                (1,861)  5,013   (3,483)   7,482
    Interest and other income, net          1,040     784    2,249    1,655
    Income tax expense                       (263)   (848)    (654)  (1,221)
                                          ---------------- -----------------
    (Loss) income from continuing
     operations, net of tax               $(1,084) $4,949  $(1,888)  $7,916
    Loss from discontinued operations *    (1,027)    -       (667)     -
                                          ---------------- -----------------
    Net (loss) income                     $(2,111) $4,949  $(2,555)  $7,916
                                          ================ =================

    Reconciliation to EBITDA:
       (Loss) income from continuing
        operations, net of tax            $(1,084) $4,949  $(1,888)  $7,916
       Interest income, net                (1,040)   (784)  (2,249)  (1,655)
       Income tax expense                     263     848      654    1,221
       Depreciation                         1,971   1,737    3,723    3,571
       Amortization                         1,233     948    2,465    2,094
                                          ---------------- -----------------
    EBITDA                                 $1,343  $7,698   $2,705  $13,147
                                          ================ =================

    * Includes stock based compensation expense of:
         Cost of professional services,
          support and maintenance            $124    $191     $287     $278
         Cost of data center                   13      20       48       35
         Selling and marketing                345   1,495      756    2,414
         Product development                  175     665      571    1,007
         General and administrative           475     737      985    1,279
         Discontinued operations               94     -        155      -
                                          ---------------- -----------------
                                           $1,226  $3,108   $2,802   $5,013
                                          ================ =================

                                 S1 Corporation
                               Enterprise Segment
                            Statements of Operations
                                 (In thousands)
                                   (Unaudited)
                                     TABLE 5

                                             Three Months      Six Months
                                                Ended            Ended
                                            6/30/    6/30/   6/30/    6/30/
                                            2006     2007    2006     2007
                                          ---------------- -----------------
    Revenues:
       Software licenses                    $1,093  $1,287   $2,540  $2,342
       Support and maintenance               3,293   3,972    6,755   7,388
       Professional services                12,934  17,303   24,630  32,776
       Data center                           5,398   6,089   10,326  11,794
       Other                                   100     158      270     313
                                          ---------------- -----------------
          Total revenues                    22,818  28,809   44,521  54,613
                                          ---------------- -----------------

    Operating expenses:
       Cost of software licenses               356     361      718     659
       Cost of professional services,
        support and maintenance *           10,316  10,645   19,541  20,571
       Cost of data center *                 3,000   3,733    5,975   7,014
       Cost of other revenue                    12      24       29      66
       Selling and marketing *               3,220   3,545    5,981   6,729
       Product development *                 5,867   2,965   12,007   5,980
       General and administrative *          3,295   3,948    6,188   7,758
       Merger related and restructuring
        costs                                  330     -        637     -
       Depreciation                          1,300   1,142    2,421   2,361
       Amortization of other intangible
        assets                                  45     -         88      45
                                          ---------------- -----------------
          Total operating expenses          27,741  26,363   53,585  51,183
                                          ---------------- -----------------

    Operating (loss) income                $(4,923) $2,446  $(9,064) $3,430
                                          ================ =================

    Reconciliation to EBITDA:
       Operating (loss) income             $(4,923) $2,446  $(9,064) $3,430
                                          ---------------- -----------------
       Depreciation                          1,300   1,142    2,421   2,361
       Amortization                            282     127      562     409
                                          ---------------- -----------------
    EBITDA                                 $(3,341) $3,715  $(6,081) $6,200
                                          ================ =================

    * Includes stock based compensation expense of:
         Cost of professional services,
          support and maintenance             $124    $172     $279    $236
         Cost of data center                     8      15       30      28
         Selling and marketing                 261     796      582   1,275
         Product development                   142     374      513     559
         General and administrative            278     393      558     693
                                          ---------------- -----------------
                                              $813  $1,750   $1,962  $2,791
                                          ================ =================

                                 S1 Corporation
                                Postilion Segment
                            Statements of Operations
                                 (In thousands)
                               (Unaudited) TABLE 6

                                             Three Months       Six Months
                                                Ended             Ended
                                           6/30/    6/30/     6/30/    6/30/
                                           2006     2007      2006     2007
                                          ----------------  -----------------
    Revenues:
       Software licenses                  $5,276   $6,468    $9,872   $11,175
       Support and maintenance             7,904    7,255    15,099    14,314
       Professional services               4,016    4,378     6,941     8,337
       Data center                         6,513    5,641    13,171    11,636
       Other                                 212       47       575        89
                                          ----------------  -----------------
          Total revenues                  23,921   23,789    45,658    45,551
                                          ----------------  -----------------
    Operating expenses:
       Cost of software licenses             706      579     1,374     1,173
       Cost of professional services,
        support and maintenance *          5,445    5,185    10,910    10,371
       Cost of data center *               2,759    2,657     5,200     5,175
      Cost of other revenue                  121      106       420       206
       Selling and marketing *             3,463    4,222     6,577     8,436
       Product development *               4,009    3,833     7,476     7,712
       General and administrative *        3,184    3,762     6,007     6,651
       Merger related and restructuring
        costs                                219      -         245       -
       Depreciation                          671      595     1,302     1,210
       Amortization of other intangible
        assets                               282      283       566       565
                                          ----------------  -----------------
          Total operating expenses        20,859   21,222    40,077    41,499
                                          ----------------  -----------------
    Operating income                      $3,062   $2,567    $5,581    $4,052
                                          ================  =================
    Reconciliation to EBITDA:
       Operating income                   $3,062   $2,567    $5,581    $4,052
       Depreciation                          671      595     1,302     1,210
       Amortization                          951      821     1,903     1,685
                                          ----------------  -----------------
    EBITDA                                $4,684   $3,983    $8,786    $6,947
                                          ================  =================

    *  Includes stock based compensation expense of:
         Cost of professional services,
          support and maintenance             $-      $19        $8       $42
         Cost of data center                   5        5        18         7
         Selling and marketing                84      699       174     1,139
         Product development                  33      291        58       448
         General and administrative          197      344       427       586
                                          ----------------  -----------------
                                            $319   $1,358      $685    $2,222
                                          ================  =================


SOURCE  S1 Corporation
    -0-                             08/09/2007
    /CONTACT:  Investors, John Stone, Chief Financial Officer,
+1-404-923-3500, john.stone@s1.com, or Press, Leisha Richardson, Director of Corporate Communications, +1-512-336-3028, leisha.richardson@s1.com, both of S1 Corporation/
    /First Call Analyst: /
    /FCMN Contact: /
    /Web site:  http://www.s1.com /
    (SONE)